Debt	12 Months Ended
Dec. 31, 2015
Debt Disclosure [Abstract]
Debt
Debt
Short-Term Debt
We have a debt financing program of up to $3.0 billion through the issuance of commercial paper. Net proceeds from this program are used for general corporate purposes. As of December 31, 2014 and 2015, we had $2.0 billion of outstanding commercial paper recorded as short-term debt with a weighted-average interest rate of 0.1% and 0.2%, respectively. In conjunction with this program, we have a $3.0 billion revolving credit facility expiring in July 2016. The interest rate for the credit facility is determined based on a formula using certain market rates. As of December 31, 2014 and 2015, we were in compliance with the financial covenant in the credit facility, and no amounts were outstanding under the credit facility as of December 31, 2014 and 2015. The estimated fair value of the short-term debt approximated its carrying value as of December 31, 2014 and 2015.
Long-Term Debt
We issued $1.0 billion of unsecured senior notes (the "2014 Notes") in February 2014 and $3.0 billion of unsecured senior notes in three tranches (collectively, the "2011 Notes") in May 2011. We used the net proceeds from the issuance of the 2011 Notes to repay a portion of our outstanding commercial paper and for general corporate purposes. We used the net proceeds from the issuance of the 2014 Notes for the repayment of the portion of the principal amount of our 2011 Notes which matured on May 19, 2014 and for general corporate purposes. The total outstanding Notes are summarized below (in millions):

	As of December 31, 2014	As of December 31, 2015
Short-Term Portion of Long-Term Debt
2.125% Notes due on May 19, 2016	$0	$1,000
Capital Lease Obligation	10	225
Total Short-Term Portion of Long-Term Debt	$10	$1,225

Long-Term Debt
2.125% Notes due on May 19, 2016	$1,000	$0
3.625% Notes due on May 19, 2021	1,000	1,000
3.375% Notes due on February 25, 2024	1,000	1,000
Unamortized discount for the Notes above	(8)	(5)
Subtotal	2,992	1,995
Capital Lease Obligation	236	0
Total Long-Term Debt	$3,228	$1,995

The effective interest yields of the Notes due in 2016, 2021, and 2024 were 2.241%, 3.734%, and 3.377%, respectively. Interest on the 2011 and 2014 Notes is payable semi-annually. The 2011 and 2014 Notes rank equally with each other and with all of our other senior unsecured and unsubordinated indebtedness from time to time outstanding. We may redeem the 2011 and 2014 Notes at any time in whole or in part at specified redemption prices. We are not subject to any financial covenants under the 2011 Notes or the 2014 Notes. The total estimated fair value of the 2011 and 2014 Notes was approximately $3.1 billion at both December 31, 2014 and 2015. The fair value of the outstanding 2011 and 2014 Notes was determined based on observable market prices in less active markets and is categorized accordingly as Level 2 in the fair value hierarchy.
In August 2013, we entered into a capital lease obligation on certain property expiring in 2028. We intend to exercise the option to purchase the property in 2016, and as such the long term portion of the capital lease obligation was reclassified as short term. The effective rate of the capital lease obligation approximates the market rate. The estimated fair value of the capital lease obligation approximated its carrying value as of December 31, 2014 and 2015.
As of December 31, 2015, aggregate future principal payments for long-term debt (including short-term portion of long-term debt) and capital lease obligation were as follows (in millions):

Years Ending
2016	$1,225
2017	0
2018	0
2019	0
Thereafter	2,000
Total	$3,225

In January 2016, the board of directors of Alphabet authorized the company to issue up to $5.0 billion of commercial paper from time to time and to enter into a $4.0 billion revolving credit facility to replace Google's existing $3.0 billion revolving credit facility.